EXHIBIT 10.30
                                                                   -------------

                     FIRST AMENDMENT TO MANAGEMENT AGREEMENT

         THIS FIRST AMENDMENT TO MANAGEMENT AGREEMENT (the "Amendment") is made as of the 31st day of May, 2000 by and between Meeting Maker, Inc., a company organized under the laws of the Cayman Islands, with its principal office at 880 Winter Street, Building Four, Waltham, Massachusetts 02451-1449 (the "Buyer") and ON Technology Corporation, a Delaware corporation with its principal office at 880 Winter Street, Building Four, Waltham, Massachusetts 02451-1449 (the "Company").

                              Preliminary Statement
                              ---------------------

         WHEREAS, the Company owns, licenses and supports computer software known as Meeting Maker, together with certain rights and other assets related to the foregoing, as more fully described in the Asset Purchase Agreement referenced in the next paragraph (the "Acquired Business"); and

         WHEREAS, subject to the terms and conditions of the Asset Purchase Agreement by and between the parties dated January 3, 2000 (the "Asset Purchase Agreement"), and amended as of May 31, 2000, the Buyer desires to purchase, and the Company desires to sell, all of the assets comprising the Acquired Business. Capitalized terms that are used but not otherwise defined herein shall have the respective meanings ascribed to them in the Asset Purchase Agreement; and

         WHEREAS, except for approval by the shareholders of the Company to the transactions contemplated by the Asset Purchase Agreement (the "Shareholder Approval"), and a cash settlement at the Closing with respect to the Guaranteed Receivables, all conditions to the Closing have been satisfied; and

         WHEREAS, certain of the Closing Deliveries have been placed in escrow pursuant to the Escrow Agreement (Management Assumption); and

         WHEREAS, in connection with the transactions contemplated by the Asset Purchase Agreement, the parties entered into a Management Agreement, dated January 3, 2000 (the "Management Agreement"); and

         WHEREAS, subject to the terms and conditions of the Management Agreement, the Buyer desires to acquire, and the Company desires to grant, actual possession of, operating control of, and the right to manage and operate the Acquired Business, pending Shareholder Approval and the Closing; and

         WHEREAS, the Board of Directors of the Company has determined that the Buyer's management of the Acquired Business prior to the Closing in accordance with this Agreement is in the best interests of the Company's shareholders; and

         WHEREAS, the parties desire to amend the Management Agreement to extend the termination date provided for therein.

         NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:


1.       Amended Provision of the Management Agreement.
         ----------------------------------------------

         1.1 Amended Section 3.1(c) of the Management Agreement. Section 3.1(c) of the Management Agreement is hereby deleted in its entirety and replaced as follows:

             "(c)     July 15, 2000."

2. Survival of Remaining Provisions. Except as set forth in Section 1 above all of the other terms, provisions and conditions set forth in the Management Agreement shall remain in full force and legal effect as if the terms of this First Amendment to the Management Agreement had been originally included in the Management Agreement.









                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, this First Amendment to the Management Agreement has been duly executed by the parties hereto as of and on the date first above written.


                                                ON TECHNOLOGY CORPORATION



                                                By: _______________________



                                                MEETING MAKER, INC.



                                                By: _______________________



                                       3